UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
September 29, 2016

AZZ Inc.
(Exact name of Registrant as specified in its charter)

TEXAS (State or Other Jurisdiction of Incorporation or Organization)	1-12777 Commission File No.	75-0948250 (I.R.S. Employer Identification Number)

One Museum Place, Suite 500 3100 West 7th Street Fort Worth, TX 76107 (Address of principal executive offices, including zip code)

Registrant’s Telephone Number, including Area Code:	(817) 810-0095

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

On October 5, 2016, AZZ Inc. (“AZZ”) issued a press release reporting AZZ’s unaudited earnings and other selected financial information for the quarter ended August 31, 2016. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 8 - Other Events

Item 8.01 Financial Statements and Exhibits.

On September 30, 2016, AZZ issued a press release announcing AZZ’s Board of Directors approved a 13.3% increase in the quarterly cash dividend from $0.15 per share to $0.17 per share on AZZ's outstanding shares of common stock on September 29, 2016. A copy of this press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

The following exhibits are filed as part of this report.

Exhibit 99.1	Press release dated October 5, 2016 reporting AZZ's unaudited earnings and other selected financial information for the quarter ended August 31, 2016.
Exhibit 99.2	Press release dated September 30, 2016 announcing AZZ's Board of Directors approved a 13.3% increase in AZZ's quarterly cash dividend from $0.15 per share to $0.17 per share on September 29, 2016.

FORWARD LOOKING STATEMENTS

Certain statements herein about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by terminology such as, “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management's views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. This Current Report on Form 8-K may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand and response to products and services offered by AZZ and its affiliates, including demand by the electrical power generation markets, electrical transmission and distribution markets, the nuclear power generation markets, the industrial markets, and the hot dip galvanizing markets; prices and raw material cost, including zinc and natural gas which are used in the hot dip galvanizing process; changes in the political stability and economic conditions of the various markets that AZZ and its affiliates serve, foreign and domestic, customer request delays of shipments, acquisition opportunities, currency exchange rates, adequacy of financing, and availability of experienced management employees to implement AZZ's growth strategy. AZZ has provided additional information regarding risks associated with the business in AZZ's Annual Report on Form 10-K for the fiscal year ended February 29, 2016 and other filings with the SEC, available for viewing on AZZ's website at www.azz.com and on the SEC's website at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and AZZ assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZZ Inc.
DATE: October 5, 2016	By: /s/ Tara D. Mackey
Tara D. Mackey Chief Legal Officer and Corporate Secretary

Exhibit No.	Description
99.1	Press release dated October 5, 2016 reporting AZZ's unaudited earnings and other selected financial information for the quarter ended August 31, 2016.
99.2	Press release dated September 30, 2016 announcing AZZ's Board of Directors approved a 13.3% increase in AZZ's quarterly cash dividend from $0.15 per share to $0.17 per share on September 29, 2016.